UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40699	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500 Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PMCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes In Registrant’s Certifying Accountant.

On February 21, 2025, PharmaCyte Biotech, Inc. (the “Company”) was notified by Marcum LLP (“Marcum”) that Marcum resigned as the independent registered accounting firm of the Company. Based on information provided by Marcum, effective November 1, 2024, CBIZ CPAs P.C. acquired the attest business of Marcum. On February 21, 2025, the Audit Committee of the Company’s Board of Directors accepted the resignation of Marcum and approved the engagement of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm.

The reports of Marcum on the Company’s consolidated financial statements for the fiscal year ended April 30, 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended April 30, 2024 and the interim period through February 21, 2025, the Company:

(i)	had no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused them to make reference thereto in their report on the consolidated financial statements for such years; and

(ii)	had the following “reportable events” (as such term is defined in Item 304 of Regulation S-K): As disclosed in Part II, Item 9A of the Company’s Form 10-Ks for the fiscal year ended April 30, 2024, there were no reportable events, except for material weaknesses, as follows: (1) insufficient segregation of duties of the Chief Financial Officer; and (2) insufficient management review controls.

The Company provided to Marcum a copy of the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Marcum’s letter to the Securities and Exchange Commission, dated February 26, 2025, stating that they agree with these statements.

During the Company’s two most recent fiscal years ended April 30, 2024, April 30, 2023 and the interim period through February 21, 2025, neither the Company nor anyone on its behalf consulted with CBIZ CPAs P.C. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
16.1	Letter from Marcum LLP to the Securities and Exchange Commission regarding the Company’s change in certifying accountant dated February 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2025	PHARMACYTE BIOTECH, INC.

	By:	/s/ Carlos Trujillo
	Name:	Carlos Trujillo
	Title:	Chief Financial Officer

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